UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 13, 2026
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SHOULDER INNOVATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-42771	27-0538764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1535 Steele Avenue SW, Suite B Grand Rapids, Michigan		49507
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (616) 294-1026
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SI	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.
On April 13, 2026, Shoulder Innovations, Inc. (the “Company”) entered into a lease agreement (the “Lease Agreement”) with Ventura Office Park Lot #8, LLC (the “Landlord”), whereby the Landlord has agreed to construct the Company a new commercial building of approximately 15,200 square feet located at 6320 Venture Hills Boulevard, SW, Lot 8, Byron Center, Michigan 49315 (the “Premises”). The Premises will contain both office and warehouse space, which the Company intends to use as its corporate headquarters. The Lease Agreement has an initial term of 10 years, with two five-year extension options and certain expansion rights. The aggregate estimated rent payments due over the initial term of the Lease Agreement is approximately $4.4 million. The Company has paid the Landlord a security deposit of $33.0 thousand, and has agreed to pay the Landlord an additional $0.5 million as a down payment for construction costs of the Premises. The Company has agreed to take possession of the Premises when the certificate of occupancy has been issued and the Landlord’s work has been substantially completed in accordance with the terms of the Lease Agreement, which is expected to be on or around the fourth quarter of 2027. The foregoing description of the Lease Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Lease Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the three and six months ending June 30, 2026.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 14, 2026	SHOULDER INNOVATIONS, INC. (Registrant)

/s/ Jeffrey Points
Jeffrey Points
Chief Financial Officer
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